UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2022

NightHawk Biosciences, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	NHWK	NYSE American LLC
Common Stock Purchase Rights		NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2018 Stock Incentive Plan

On September 15, 2022, NightHawk Biosciences, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2018 Stock Incentive Plan to increase the number of shares of common stock that the Company will have authority to grant under the plan by an additional 5,000,000 shares of common stock. A description of the 2018 Stock Incentive Plan, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on July 28, 2022 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Proposal 3—APPROVAL OF AN AMENDMENT TO OUR 2018 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 5,000,000 SHARES OF COMMON STOCK”, which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of Amendment No. 4 to the 2018 Stock Incentive Plan, a copy of which is included as an exhibit hereto and attached to the Definitive Proxy Statement as Appendix A.

Amendment to 2021 Subsidiaries Stock Incentive Plan

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2021 Subsidiaries Stock Incentive Plan (the “2021 Subsidiaries Stock Incentive Plan” or the “SSIP”) to increase the number of shares that each Participating Subsidiary may issue under the SSIP from ten percent (10%) of the total outstanding shares of common stock of each Participating Subsidiary as of the effective date of adoption of the SSIP by the Participating Subsidiary to fifteen percent (15%) of the total outstanding shares of common stock of each Participating Subsidiary as of the date of the Annual Meeting and as of the effective date of adoption of the SSIP for any Participating Subsidiary that adopts the SSIP after the date such increase is approved by the stockholders of the Company. A description of the SSIP, as amended, is set forth in the Definitive Proxy Statement in the section entitled “Proposal 4—AMENDMENT TO SUBSIDIARIES INCENTIVE PLAN”, which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Amendment to the SSIP, a copy of which is included as an exhibit hereto and attached to the Definitive Proxy Statement as Appendix B.

Addition of Elusys Therapeutics, Inc. as a Participating Subsidiary in the 2021 Subsidiaries Stock Incentive Plan

At the Annual Meeting, the Company’s stockholders approved the addition of Elusys Therapeutics, Inc. (“Elusys”) as a Participating Subsidiary in the 2021 Subsidiaries Stock Incentive Plan, which enable Elusys to issue awards under the SSIP to officers, directors, employees and consultants of Elusys. Since Proposal 4 was approved at the Annual Meeting, the number of shares of Elusys common stock reserved for issuance under the SSIP will be fifteen percent (15%) of its total outstanding shares of common stock.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On September 15, 2022, at the Annual Meeting, the Company’s stockholders voted on the following six (6) proposals and cast their votes as described below.  These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, 3, 4, 5 and 6 as set forth in the Definitive Proxy Statement were as follows:

Proposal 1 — Election of Directors

The following four (4) individuals were elected as directors, to serve until the 2023 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Jeffrey Wolf	4,428,374	1,442,744	6,867,155
2. John Monahan, Ph.D.	4,389,621	1,481,497	6,867,155
3. Edward B. Smith, III	4,223,378	1,647,740	6,867,155
4. John Prendergast, Ph.D.	4,398,691	1,472,427	6,867,155

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,549,743	1,940,351	248,179	0

Proposal 3 — Approval of an Amendment to our 2018 Stock Incentive Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted Amendment No. 4 to the Company’s 2018 Stock Incentive Plan, which amendment increased the number of shares of common stock that the Company will have authority to grant under the 2018 Stock Incentive Plan by an additional 5,000,000 shares of common stock.  As a result, a maximum of 8,857,141 shares of common stock may be issued under the 2018 Stock Incentive Plan, as amended.  The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,445,631	2,332,492	92,995	6,867,155

Proposal 4 — Approval of an Amendment to our 2021 Subsidiaries Stock Incentive Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted an Amendment to the Company’s 2021 Subsidiaries Stock Incentive Plan, which amendment increased the number of shares that of each Participating Subsidiary may be granted under the SSIP from ten percent (10%) of the total outstanding shares of common stock of each Participating Subsidiary as of the effective date of adoption of the SSIP by the Participating Subsidiary to fifteen percent (15%) of the total outstanding shares of common stock of each Participating Subsidiary. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,646,769	2,095,882	128,467	6,867,155

Proposal 5 — Approval of the Addition of Elusys Therapeutics, Inc. as a Participating Subsidiary in our 2021 Subsidiaries Stock Incentive Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted the addition of Elusys as a Participating Subsidiary in the 2021 Subsidiaries Stock Incentive Plan. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

4,114,635	1,626,275	130,208	6,867,155

Proposal 6 —Advisory Vote on the Approval of Executive Compensation

Stockholders did not approve the advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,229,201	3,527,167	114,750	6,867,155

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1

Amendment No. 4 to the NightHawk Biosciences, Inc. 2018 Stock Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2022)

10.2	Amendment to the NightHawk Biosciences, Inc. 2021 Subsidiaries Stock Incentive Plan (incorporated by reference to Appendix B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2022)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2022	NightHawk Biosciences, Inc.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer